UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 5, 2008

Date of Report (date of earliest event reported)

Nanometrics Incorporated

(Exact name of Registrant as specified in charter)

Delaware	0-13470	94-2276314
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1550 Buckeye Drive, Milpitas, California 95035

(Address of principal executive offices)

Registrant’s telephone number, including area code: (408) 435-9600

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 5, 2008, Nanometrics Incorporated announced that it has appointed Bruce A. Crawford, an officer of the company, to replace Gary C. Schaefer as the company’s Chief Financial Officer on an interim basis, effective as of September 5, 2008. The Company has launched a nationwide search for a permanent replacement for Mr. Schaefer.

Bruce A. Crawford, 56, has served as our Chief Operating Officer since July 2006. From July 2005 to July 2006, Mr. Crawford served as President and Chief Operating Officer of Accent Optical Technologies, Inc., a supplier of process control and metrology systems to the global semiconductor manufacturing industry, which was acquired by Nanometrics in July 2006. From February 2003 to July 2005, Mr. Crawford served as Accent Optical’s Chief Operating Officer and Executive Vice President and from October 2000 to February 2003, he served as Vice President of Worldwide Operations. Mr. Crawford holds an A.S. degree from De Anza College.

In connection with Mr. Schaefer's resignation and the appointment of Mr. Crawford as Nanometrics’ interim Chief Financial Officer, on September 5, 2008, Nanometrics announced that it has appointed Quentin B. Wright, an officer of the company, as the company’s Chief Accounting Officer, effective September 5, 2008.

Mr. Wright, 52, previously served as the company’s Chief Accounting Officer from April 2005 to November 2007 and as Nanometrics’ interim Chief Financial Officer from April 2007 to November 2007 and has since served as Vice-President of Finance. From November 2003 until April 2005, Mr. Wright provided financial consulting services for various technology clients in Silicon Valley. From May 1999 until November 2003, Mr. Wright served as Director of Accounting of Adaptec, Inc., a manufacturer of storage access solutions. Mr. Wright holds a B.S. degree in Business Administration from Oregon State University.

On September 5, 2008, the Company issued a press release announcing Mr. Crawford’s appointment. A copy is filed herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release issued by Nanometrics Incorporated dated September 5, 2008.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 11, 2008	NANOMETRICS INCORPORATED

/s/ Timothy J. Stultz
Timothy J. Stultz President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press release issued by Nanometrics Incorporated dated September 5, 2008.